FRANK FUNDS

FRANK VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares:

FRNKX

Class C Shares:

FNKCX

Institutional Class Shares:

FNKIX

NOVEMBER 22, 2011

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated November 1, 2011.  The Annual Report to shareholders for the period ended June 30, 2011 is incorporated herein by reference.  A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-800-869-1679. The Fund’s Prospectus is incorporated by reference in this SAI.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND

1

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

1

Non-Principal Investment Strategies and Risks

1

Investment Restrictions

11

Temporary Defensive Positions

12

MANAGEMENT OF THE FUND

13

CODE OF ETHICS

15

DISCLOSURE CONCERNING PROXY VOTING

16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

17

Control Persons and Principal Holders

17

Management Ownership

17

INVESTMENT ADVISORY AND OTHER SERVICES

17

Investment Adviser

17

The Portfolio Manager

18

Custodian

19

Fund Services

20

Independent Registered Public Accounting Firm

20

Distributor

20

BROKERAGE ALLOCATION AND OTHER PRACTICES

22

DISCLOSURE OF PORTFOLIO HOLDINGS

23

PURCHASE, REDEMPTION, AND PRICING OF SHARES

24

Purchase of Shares

24

Pricing of Shares

24

TAX CONSEQUENCES

25

TAXATION OF THE FUND

26

FINANCIAL STATEMENTS

26

DESCRIPTION OF THE TRUST AND THE FUND

The Frank Value Fund (the “Fund”) was organized as a non-diversified series of the Frank Funds (the “Trust”) on February 12, 2004 and commenced operations on July 21, 2004.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 12, 2004 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of two series currently authorized by the Trustees.  The investment adviser to the Fund is Frank Capital Partners LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.   Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Non-Principal Investment Risks

All principal investment strategies and risks are discussed in the Prospectus.  Additional non-principal risks are discussed here.

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes, and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not.  Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.  The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

The Fund may also purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest.  These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness.  Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.  While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Adviser will consider all factors that it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis, and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds.  While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations.  For example, junk bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.  The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Foreign Government Obligation are obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency.  See “Foreign Securities.”

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is that the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is that the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Foreign securities. The Fund may invest in securities of foreign issuers and exchange-traded funds and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies and countries are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

American Depositary Receipts (ADRs) are a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank, and entitling the shareholder to all dividends and capital gains. A sponsored ADR is issued by a company whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Currency Risk.  Although the Fund will report its net asset value and pay dividends in U.S. dollars, when the Fund invests in foreign currency denominated or foreign currency-linked securities or other investments, the Fund will be exposed to currency risk.  This means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.  Also, ETFs in which the Fund invests may engage in various investments that are designed to hedge foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Investment Company Securities are shares of other mutual funds.  The Fund may temporarily invest in investment company securities due to adverse market, economic, political, or other conditions; to maintain liquidity; or pending selection of investments in accordance with its investment policies. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of the Fund’s total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks, or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange.  The Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly.

The Fund will engage in futures transactions for hedging purposes only.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price of stocks and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts.  Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio.  If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise.  If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds.  Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Fund believes that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect.  For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions.  In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments.  Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments.  The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments.  Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices.  Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.  The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.  If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

•

may be maintained in cash or certain other liquid assets by the Fund’s custodian for the benefit of the FCM; and

•

are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers.  The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”).  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if the Fund “covers” a long position.  For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days.  However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options on Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the adviser or sub-adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in a portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities purchased, the Fund would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund was to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Investment Restrictions

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders, to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage ratio of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association, or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation, or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in paragraph 1 above.  Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation. Not more than 33⅓% of the Fund’s assets may be pledged in accordance with this restriction.

2.  Leveraging.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. In the event the Fund exceeds this 15% limitation, the Fund will not purchase additional illiquid securities until the Fund is back into compliance with the 15% limitation.

5.  Loans.  The Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

Temporary Defensive Positions

To respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  There are two series in the “Fund Complex”: the Fund and the Leigh Baldwin Total Return Fund.  The Board generally meets four times a year.  For the period July 1, 2010 through June 30, 2011, the Board met four times.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Matthew D.L. Deutsch Age: 29	Trustee	Indefinite/ June 2004 - present	CEO of Deutsch & Thomas, Inc., a seller of professional business plans, September 2005 to present; Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company, February 2003 to September 2005	2	None
Jason W. Frey Age: 32	Trustee	Indefinite/ June 2004 - present	Software Developer, ManageIQ, Inc., a virtualization management software company, October 2007 to present; Product Developer, Metavante Corporation (f.k.a. Prime Associates, Inc.), a regulatory compliance and banking software development company, September 2002 to October 2007	2	None
Andrea Goncalves Age: 29	Trustee	Indefinite/ December 2009 - present	Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to present; Financial Management Associate, Ernst & Young, May 2004 to May 2006	2	None
Hemanshu Patel Age: 27	Trustee	Indefinite/ December 2009 - present	Associate , J. W. Childs Associates, private equity firm, November 2007 to present; Analyst, Citigroup Global Markets, July 2006 to November 2007; Student, Rutgers University, August 2002 to May 2006	2	None

1 The address of each officer and trustee is c/o Frank Funds, 312 East 22nd Street, #2B, New York, NY 10010.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[2] Age: 29	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President and Trustee, September 2009 - present	Managing Partner of Frank Capital Partners LLC since June 2003	2	None
Monique M. Weiss[2] Age: 42	Secretary	Indefinite/September 2009 - present	Self-employed, Consultant to Mutual Fund Industry, 2006 – present; Executive Director Morgan Stanley Investment Management, 1998 – 2006	2	None

1 The address of each officer and trustee is c/o Frank Funds, 312 East 22nd Street, #2B, New York, New York 10010.

2 Brian Frank is considered an “Interested” Trustee, as defined in the 1940 Act, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Board Leadership Structure.  The Fund is led by Mr. Brian Frank, who has served as the President of the Board since 2009.  Mr. Frank is an interested person by virtue of his position as Managing Partner of the Frank Value Fund’s investment adviser.  The Board of Trustees is comprised of Mr. Frank and 4 persons who are not “interested persons” of the Fund, as defined under the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).  The Fund does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  The President of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings, and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its President, together with the Audit Committee and the full Board of Trustees, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis when and if necessary.  The Audit Committee, which has a separate chair, considers financial risks and reporting risks within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Board collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Frank has over 8 years of business experience in the investment management business and is skilled in portfolio and risk management functions.   Mr. Patel has a B.S. degree in finance from Rutgers University and over 6 years of experience in the financial services industry. Mr. Patel is knowledgeable in company valuation, stemming from his experience in investment banking and private equity, and his knowledge of finance contributes to the Board’s understanding of the strategies implemented by the Trust’s portfolio managers.  Ms. Goncalves has a B.S. degree in finance from New York University’s Stern School of Business and over 8 years of experience in the financial services industry. Ms. Goncalves has a background in financial accounting, originating from her experience with Ernst & Young and continuing with her current position as a senior accountant at Security Atlantic Mortgage. Her knowledge of public accounting contributes to the Board’s understanding of the Trust’s annual audit. Mr. Deutsch has a B.S. degree in economics from New York University and over 78years of experience in business planning and investment management. As a former portfolio manager, Mr. Deutsch is familiar with markets and portfolio management strategies. Mr. Deutsch’s current position as an entrepreneur in business planning brings contributed to Board discussions, including those pertaining to the approval and renewal of investment management contracts between the Trust and its investment advisers.  Mr. Frey has over 9 years of experience in the banking and software industries. His knowledge of financial systems and regulation is helpful for the Board’s examination of best execution practices.

Audit Committee.  The Trust’s Audit Committee consists of each of the Independent Trustees.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices; its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Trust’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  The Audit Committee held two meetings during the fiscal year ended June 30, 2011.

As of June 30, 2011, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Securities In Trust
Brian J. Frank	$100,001 - $500,000	$100,001 - $500,000
Matthew D.L. Deutsch	None	None
Jason W. Frey	$10,001 - $50,000	$10,001 - $50,000
Andrea Goncalves	$10,001 - $50,000	$10,001 - $50,000
Hemanshu Patel	$10,001 - $50,000	$10,001 - $50,000

The following table describes the compensation paid to the Trustees for the fiscal period ended June 30, 2011.  Trustees of the Fund who are deemed “interested persons” of the Trust, and officers of the Fund, receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund	Total Compensation from Trust
Brian J. Frank	$0	$0
Matthew D.L. Deutsch	$400	$800
Jason W. Frey	$400	$800
Andrea Goncalves	$400	$800
Hemanshu Patel	$400	$800

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the Code when investing in securities that may be purchased, sold, or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING
RELATED TO PORTFOLIO SECURITIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests, and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

Electing a Board of Directors – A board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

Approving Independent Auditors – The relationship between a company and its auditors should be limited primarily to the audit engagement;

•

Providing Equity-Based Compensation Plans - Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

Corporate Voting Structure - Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

Shareholder Rights Plans - Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

•

Other Investment Companies - When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling 1-800-869-1679.  The information also is available on the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-866-706-9790 and will be sent within 3 business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

As of October 1, 2011, the following persons were the owners of more than 5% of the outstanding Investor Class shares of the Fund:

Name and Address	Fund	Percentage of Ownership	Type of Ownership
Pershing LLC Jersey City, NJ 07399	Frank Value Fund	34.28%	Record & Beneficial

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of October 1, 2011, all officers and Trustees as a group owned 5.15% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Frank Capital Partners LLC as the adviser to the Fund.  Each of Monique M. Weiss and Brian J. Frank owns 50% of the Adviser and are deemed to control the Adviser.  Brian Frank acts as its Managing Partner and Portfolio Manager.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

The Agreement will continue for an initial term of two years, and on a year to year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund.  In either event, it must also be approved by a majority of Trustees of the Fund who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser retains the right to use the name “Frank” in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Trust’s right to use the name “Frank” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

For the fiscal years ended June 30, 2009, 2010, and 2011, the Fund paid management fees of  $12,442, $35,897, and $78,613 respectively.  During the fiscal years ended 2009 and 2010, a previous management agreement with the Adviser was in effect, under which the Adviser received 1.50% of the Fund’s average daily net assets for furnishing investment advice and paid all of the ordinary operating expenses of the Fund. For the fiscal year ended 2011, the Adviser received 0.99% of the Fund’s average daily net assets for furnishing investment advice and paid all of the ordinary operating expenses of the Fund.

In addition to the Agreement, the Trust, on behalf of the Fund, and the Adviser have entered into an Administration Agreement, under which the Adviser provides administrative services to the Fund, including without limitation providing office space, equipment, and clerical personnel necessary for performing the Trust’s management functions and supervising the overall operations of the Trust, including the provision of services to the Trust by the Trust’s fund accounting agent, transfer agent, custodian, auditors, and other independent contractors or agents.  The Adviser receives fees equal to 0.25% of the Fund’s average daily net assets in exchange for providing administrative services and for paying all of the operating expenses of the Fund, except investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion, and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

The Portfolio Manager

Mr. Brian Frank (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  As of June 30, 2011, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$7,937,032	0	$0

As of June 30, 2011, the Portfolio Manager managed the accounts listed above.  The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.  Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.  The Adviser has adopted a trade allocation policy requiring combined (“blocked”) execution of trades when more than one account managed by the Adviser is purchasing the same security.  Where the Fund and other accounts managed by the Portfolio Manager are purchasing the same security, the Adviser will execute the transaction on a blocked basis.

While the Fund pays the Adviser a fee based on assets under management, Mr. Brian Frank’s compensation from the Adviser is not fixed.  Because Mr. Frank co-owns the Adviser, his compensation is based upon the Adviser’s profitability.  Mr. Brian Frank participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and is paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of June 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brian Frank	$100,001 - $500,000

Custodian

The Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request, and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets.

For the fiscal years ended June 30, 2009, 2010, and 2011, MSS received $16,732, $31,218.37, and $13,849 respectively, from the Adviser for these fund accounting and transfer agent services.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2012.  Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting services as requested.

Distributor

Shares of the Fund are offered on a continuous basis through Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, Second Floor, Willow Grove, PA 19090-1904 (the “Distributor”).

The Fund has entered into a Distribution and Services Agreement whereby the Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor $7,200 annually for the Distributor’s services.  The Fund will also pay the Distributor’s out of pocket expenses, including but not limited to: travel, printing, postage, telephone, registration fees for Adviser/Fund personnel, broker/dealer fees specific to Adviser/Fund, and other standard miscellaneous items permitted to be paid under the Fund’s 12b-1 Plans (described below).

RULE 12B-1 PLANS

The Trust has adopted Plans of Distribution Pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Investor Class and Class C Shares (collectively, the “Plans”) pursuant to which Investor Class and Class C shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plans, Investor Class and Class C shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% and 1.00% of each of their average net assets, respectively.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

The Plans became effective on September 15, 2010.  The initial term of the Plans is one year, and they will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (the “Plan Independent Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Fund by vote of a majority of the Plan Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. The Plans will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the respective class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The table below states the amounts paid by the Fund’s Investor Class and Class C shares under the Plans for the fiscal year ended June 30, 2011.

Investor Class Shares	Class C Shares
$13,770	$9,119

The table below states the principal types of activities for which the Fund made payments under the Plans for the fiscal period ended June 30, 2011.

	Investor Class	Class C
Advertising & Sales Literature	$1,500
Printing & Mailing of Prospectuses	$840
Compensation to Underwriters	$3,661
Compensation to Broker Dealers	$4,288	$9,199
Compensation to Sales Personnel	$2,124
Compensation to the Adviser for Other Distribution-Related Expenses	$1,357

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  For the fiscal years ended June 30, 2009, 2010, and 2011, the Fund paid brokerage commissions of $1,249, $6,533, and $7,379 respectively.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser will execute the transaction on a blocked basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar for Morningstar to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily to carry out the essential operations of the Fund..  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is  disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.

Pricing of Shares

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How We Determine Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

TAX CONSEQUENCES

Under provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Subchapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.” Investors in Frank Value Fund may benefit from the tax law and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Tax Distribution. The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund’s Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding. The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

TAXATION OF THE FUND

The Fund has qualified under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2011.  You can obtain the Annual Report without charge by calling the Fund at 1-866-706-9790.